UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 3, 2013

Lionbridge Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26933	04-3398462
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Winter Street, Suite 2300, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-434-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for the registrant for the first quarter of fiscal year 2013, and forward-looking statements relating to 2013, as presented in a press release of May 8, 2013. The information in this Current Report on Form 8-K is furnished under Item 2.02 - "Results of Operations and Financial Condition." Such information, including the exhibits attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Company’s 2013 Annual Meeting on May 3, 2013, of the 64,997,052 shares outstanding and entitled to vote, 60,656,949 shares were represented, constituting a 93.32% quorum. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Item No. 1: All of the board’s nominees for Class II directors were elected to serve until the Company’s 2016 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee: Edward A. Blechschmidt FOR: 49,338,375 WITHHELD: 1,033,011
Nominee: Guy L. de Chazal FOR: 48,789,000 WITHHELD: 1,582,386

Item No. 2: The stockholders approved an amendment to the 2011 Stock Incentive Plan to increase the number of shares available for issuance thereunder from 4,500,000 to 8,500,000, an increase of 4,000,000 shares.

FOR: 33,006,491 AGAINST: 16,920,264 ABSTAIN: 444,631
BROKER NON-VOTES: 10,285,563

Item No. 3: The stockholders approved, on an advisory (non-binding) basis, the compensation of executive officers, by the votes set forth in the table below:

FOR: 45,733,412 AGAINST: 1,796,382 ABSTAIN: 2,841,592 BROKER NON-VOTES: 10,285,563

Item No. 4: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2013 was ratified by the stockholders, by the votes set forth in the table below:

FOR: 60,327,839 AGAINST: 249,535 ABSTAIN: 79,575

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release dated May 8, 2013

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionbridge Technologies, Inc.

May 8, 2013	By:	Margaret A. Shukur

Name: Margaret A. Shukur
Title: SVP and General Counsel

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 8, 2013